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                       HORACE MANN LIFE INSURANCE COMPANY

                       HORACE MANN LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT

                      SUPPLEMENT DATED SEPTEMBER 29, 2006,
                        TO PROSPECTUSES DATED MAY 1, 2006


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE "PROPOSED SUBSTITUTIONS" SECTION OF YOUR PROSPECTUS. YOU SHOULD READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

         On June 1, 2006, Horace Mann Life Insurance Company (the "Company") filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain underlying funds (the "New Underlying Funds") for shares of certain other underlying funds (the "Old Underlying Funds"). The effect of such substitutions will be to replace the Old Underlying Funds with the New Underlying Funds as investment options under certain variable annuity contracts issued by the Company and funded through the Horace Mann Life Insurance Company Separate Account.

         The Company anticipates that, if SEC and any necessary state regulatory approval is granted, contract owner approval is obtained, and all of the systems needed to perform the substitutions are in place, then the Company will effect the substitutions during the first or second quarter of 2007.

ALL OTHER INFORMATION IN THE "PROPOSED SUBSTITUTIONS" SECTION OF YOUR PROSPECTUS REMAINS THE SAME, INCLUDING THE LISTS OF INVESTMENT PORTFOLIOS THAT COMPRISE THE NEW UNDERLYING FUNDS AND THE OLD UNDERLYING FUNDS IN THE PROPOSED SUBSTITUTIONS, AND THE METHOD THE COMPANY PLANS TO FOLLOW IN CARRYING OUT THE PROPOSED SUBSTITUTIONS.